                                                                    Exhibit 99.1

DEBTOR: WEIRTON STEEL CORPORATION                      CASE NUMBER 5:03-BK-01802
                                                            PERIOD ENDED 9/30/03

                         UNITED STATES BANKRUPTCY COURT
                       NORTHERN DISTRICT OF WEST VIRGINIA

                                                                    FORM: MOR-FB

IN RE: WEIRTON STEEL CORPORATION                                      CHAPTER 11

                                                       CASE NUMBER 5:03-BK-01802

DEBTOR(S) IN POSSESSION


MONTHLY OPERATING REPORT - AMENDED FINANCIALS
CALENDAR PERIOD SEPTEMBER 1, 2003 TO SEPTEMBER 30, 2003


VERIFICATION:

         I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

         Dated: October 22, 2003               Debtor-In-Possession

         Robert C. Fletcher                    By: /s/ Robert C. Fletcher
         Controller
         Weirton Steel Corporation
         400 Three Springs Drive
         Weirton, WV  26062-4997               Phone: (304) 797-2762
                                                     ---------------


-------------------------------
Debtor's Attorney
Mark E. Freedlander
625 Liberty Avenue
Pittsburgh, PA  15222-3142

Phone    (412) 667-6000
Fax      (412) 667-6050
-------------------------------

--------------------------------------
U.S. Trustee Attorney
Debra A. Wertman
Suite 2025 United States Courthouse
300 Virginia St. East
Charleston, WV  25301

Phone    (304) 347-3400
Fax      (304) 347-3402
--------------------------------------

DEBTOR: WEIRTON STEEL CORPORATION                      CASE NUMBER 5:03-BK-01802
                                                            PERIOD ENDED 9/30/03



UNITED STATES BANKRUPTCY COURT                                      FORM: MOR-BS

WEIRTON STEEL CORPORATION
UNAUDITED CONSOLIDATED BALANCE SHEET
(Dollars in thousands, except per share data)

                                                                 SEPTEMBER 30,
                                                                     2003
                                                                 -------------
ASSETS:
Current assets:
   Cash and equivalents, including restricted cash of $359        $       373
   Receivables, less allowances of $7,495                             109,206
   Inventories, net                                                   169,551
   Other current assets                                                 9,025
                                                                  -----------
          Total current assets                                        288,155
Property, plant and equipment, net                                    332,509
Other assets and deferred charges                                       7,697
                                                                  -----------
TOTAL ASSETS                                                      $   628,361
                                                                  ===========

LIABILITIES:
Current liabilities:
   Debtor-in-possession facility                                  $   132,922
   Current portion of notes and bonds payable                           1,898
   Payables                                                            37,637
   Accrued employee costs and benefits                                 23,557
   Accrued taxes other than income taxes                                3,646
   Other current liabilities                                            5,632
                                                                  -----------
          Total current liabilities                                   205,292
Notes and bonds payable                                                53,907
Other long term liabilities                                             2,419

LIABILITIES SUBJECT TO COMPROMISE                                   1,203,112

REDEEMABLE STOCK                                                       67,868

STOCKHOLDERS' EQUITY (DEFICIT):
Common stock, $0.01 par value; 50,000,000 shares
   authorized; 44,048,492 shares issued                                   441
Additional paid-in capital                                            458,036
Accumulated deficit                                                (1,190,190)
Less: Common treasury stock, at cost, 1,971,180 shares                (10,524)
Accumulated other comprehensive loss                                 (162,000)
                                                                  -----------
   TOTAL STOCKHOLDERS' DEFICIT                                       (904,237)
                                                                  -----------
TOTAL LIABILITIES, REDEEMABLE STOCK
AND STOCKHOLDERS' DEFICIT                                         $   628,361
                                                                  ===========

See accompanying notes to the September 30, 2003 financial statements.

DEBTOR: WEIRTON STEEL CORPORATION                      CASE NUMBER 5:03-BK-01802
                                                            PERIOD ENDED 9/30/03


UNITED STATES BANKRUPTCY COURT                                     FORM: MOR BAI


WEIRTON STEEL CORPORATION
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands)

                                                           FOR THE MONTH
                                                               ENDED
                                                           SEPTEMBER 30,
                                                               2003
                                                           -------------
NET SALES                                                    $ 91,742

OPERATING COSTS:
   Cost of sales                                               90,799
   Selling, general and administrative expenses                 1,448
   Depreciation                                                 5,387
                                                             --------
          Total operating costs                                97,634
                                                             --------

 LOSS FROM OPERATIONS                                          (5,892)

   Reorganization items                                        (1,575)

   Other income                                                    --
   Income from unconsolidated subsidiaries                        141
   Interest expense                                            (1,500)
                                                             --------

LOSS BEFORE INCOME TAXES AND EXTRAORDINARY ITEM                (8,826)
   Income tax (benefit) expense                                    --
                                                             --------

LOSS BEFORE EXTRAORDINARY ITEM                                 (8,826)
   Extraordinary gain on early extinguishment of debt              --
                                                             --------



NET LOSS                                                     $ (8,826)
                                                             ========

See accompanying notes to the September 30, 2003 financial statements.

DEBTOR: WEIRTON STEEL CORPORATION                      CASE NUMBER 5:03-BK-01802
                                                            PERIOD ENDED 9/30/03



UNITED STATES BANKRUPTCY COURT                                     FORM: MOR-CR1
                                                                   FORM: MOR-CR2

WEIRTON STEEL CORPORATION
UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS
(Dollars in thousands)

                                                                       FOR THE MONTH
                                                                           ENDED
                                                                       SEPTEMBER 30,
                                                                           2003
                                                                       -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                             (8,826)
     Adjustments to reconcile net loss to net cash used
         by operating activities:
    Depreciation                                                           5,387
    Income from unconsolidated subsidiaries                                 (140)
    Amortization of financing costs                                          169
    Gain on early extinguishment of debt                                    --
    Cash provided(used) by working capital items:
          Receivables                                                     (3,521)
          Inventories                                                    (10,408)
          Other current assets                                            (2,067)
          Payables                                                         2,923
          Accrued employee costs and benefits                                941
          Other current liabilities                                          434
Accrued pension obligation                                                 2,118
Other postretirement benefits                                               (920)
Other                                                                     (3,371)
                                                                         -------
NET CASH USED BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS        (17,281)
Reorganization items                                                        --
                                                                         -------
NET CASH USED BY OPERATING ACTIVITIES                                    (17,281)

CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital spending                                                          (38)
                                                                         -------
NET CASH USED BY INVESTING ACTIVITIES                                        (38)
                                                                         -------

CASH FLOW FROM FINANCING ACTIVITIES:
    Net borrowings on debtor-in-possession credit facility                17,319
    Net borrowings (payments) on senior credit facility                     --
    Repayment of debt obligations                                           --
    Reissuance of treasury stock                                            --
    Proceeds from debtor-in-possession term loan                            --
    Deferred financing costs                                                --
                                                                         -------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                 17,319
                                                                         -------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                     --
CASH AND EQUIVALENTS AT BEGINNING OF PERIOD                                  373
                                                                         -------
CASH AND EQUIVALENTS AT END OF PERIOD                                        373
                                                                         =======

See accompanying notes to the September 30, 2003 financial statements.